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Merrill Lynch Investment Managers


www.mlim.ml.com


Semi-Annual Report
December 31, 2001


Mercury
HW International
Value Fund
of Mercury HW Funds


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.



Mercury HW International Value Fund
of Mercury HW Funds
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2001

Ten Largest                         Percent of
Equity Holdings                     Net Assets

TotalFinaElf SA                         2.8%
Hongkong Electric Holdings Limited      2.7
Canon, Inc.                             2.7
Takefuji Corporation                    2.6
Unilever PLC                            2.5
Henderson Land Development Company
Limited                                 2.4
Telefonica SA                           2.3
BNP Paribas SA                          2.3
ING Groep NV                            2.2
Allied Irish Banks PLC                  2.2



Five Largest                        Percent of
Industries                          Net Assets

Regional Banks                          9.3%
Telecommunications                      7.8
Electric - Utilities                    6.1
Pharmaceuticals                         5.8
Insurance--Multi-Line                   4.6



December 31, 2001, Mercury HW International Value Fund


DEAR SHAREHOLDER


Investment Review
We are pleased to present to you this semi-annual report of Mercury HW International Value Fund for the six months ended December 31, 2001. For the six months ended December 30, 2001, the Fund's Class I and Class A Shares had total returns of -6.70% and -6.84%, respectively, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which had a total return of -8.00%. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
5 - 7 of this report to shareholders.)

Value stocks continued to generate better returns than their growth counterparts for the six-month period, although the performance in the last two quarters of 2001 presented mirror images of each other. During the third quarter of 2001, value stocks were very strong, while growth stocks suffered from multiple contraction. However, in the fourth quarter, growth stocks rebounded leaving value stocks in their wake. There were some exceptions within each universe, since cyclical stocks generally performed well from the end of September onward as near-term problems such as earnings shortfalls and rising unemployment were cast aside and attention turned to the potential for recovery in 2002. Within the value sectors, material stocks, consumer durables and hotel stocks led the recovery, while in the growth universe, technology hardware and media enjoyed the strongest rebounds.

The best-performing sectors during the second half of 2001 included household products, retailing and food and beverage, reflecting to an extent their defensive characteristics and ability to gear to consumer spending. The main losers featured diversified financials, automobiles (particularly in Japan) and software. From a country perspective, the leading markets included Finland, New Zealand, Sweden and Portugal, while the worst performers featured Japan (which also suffered from the weakness of the yen), the Netherlands and Italy. Despite our underweighted position in Japan, the Fund benefited from a number of excellent stock picks in this market. Other influences were good stock selection in Ireland and Singapore, which were offset to an extent by weakness in Switzerland and the United Kingdom.

The rally in the markets that occurred during the fourth quarter of 2001 removed a good deal of the apparent undervaluation that was seen at the end of the third quarter. The rally was led by a renewed confidence in an early economic rebound in the United States in response to the dramatic monetary easing policy by the Federal Reserve Board. It is hard to foresee that the high beta stocks that were the major drivers of most international markets will continue to remain the leading performers in anything but the short term, as there appears to be little valuation support in the aggregate for the technology and media sectors.



December 31, 2001, Mercury HW International Value Fund


In the near term, we expect that the direction of most Asian markets will continue to be dominated by perceptions of the US economic outlook. We believe that surplus liquidity in Hong Kong could feed through to higher asset valuations. Australian shares appear fairly priced for a benign growth scenario, and we believe valuations may limit significant price appreciation. Japanese equities are set for a turbulent first quarter in 2002, with the specters of the bank regulatory inspection and the removal of government guarantees to protect savers, looming large over the market. Against this backdrop, we anticipate that the Japanese government may be forced to come up with significant policy measures to reassure investors, and we expect volatility in the level of the market. European markets are valued in line with their historic averages and will need a resumption of earnings growth in late 2002 and 2003 to make significant progress.

From a valuation standpoint, the outlook is for a continued positive trend in the international markets in the short term, although we are currently approaching fair value territory, based on their historic relationship with long-term interest rates.

We anticipate that fundamental factors such as earnings and cash flow will be increasingly important to investors, and we believe that the Fund is well positioned for progress in the future.


In Conclusion
We appreciate your continued support of Mercury HW International
Value Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(James Macmillan)
James Macmillan
Portfolio Manager



February 13, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



December 31, 2001, Mercury HW International Value Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders. The Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of average Class I net assets until 3/1/99, when it stopped capping expenses. Without such expense cap, the Fund's performance would have been lower.



December 31, 2001, Mercury HW International Value Fund



FUND PERFORMANCE DATA (CONTINUED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 12/31/01                   -12.81%        -17.39%
Five Years Ended 12/31/01                 + 4.26         + 3.14
Ten Years Ended 12/31/01                  + 9.17         + 8.58

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 12/31/01                   -13.03%        -17.60%
Inception (6/02/99) through 12/31/01      + 0.35         - 1.73

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class B Shares*                           Charge         Charge**

One Year Ended 12/31/01                   -13.70%        -16.84%
Inception (10/06/00) through 12/31/01     - 7.39         - 9.86

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class C Shares*                           Charge         Charge**

One Year Ended 12/31/01                   -13.26%        -14.05%
Inception (10/06/00) through 12/31/01     - 7.20         - 7.20

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



December 31, 2001, Mercury HW International Value Fund



FUND PERFORMANCE DATA (CONCLUDED)


RECENT PERFORMANCE RESULTS

                                 6-Month        12-Month       Ten-Year/Since Inception
As of December 31, 2001        Total Return   Total Return           Total Return
Class I Shares*                   - 6.70%        -12.81%               +140.43%
Class A Shares*                   - 6.84         -13.03                +  0.90
Class B Shares*                   - 7.19         -13.70                -  9.05
Class C Shares*                   - 6.86         -13.26                -  8.82
MSCI EAFE Index**                 - 8.00         -21.44          +54.72/-17.66/-21.70

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I Shares, from 6/02/99 for Class A Shares, and from 10/06/00 for Class B and Class C Shares.
**This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in US dollars). Ten-year/since inception total returns are ten years, from 6/30/99 and from 10/31/00, respectively.



December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS


MERCURY HW INTERNATIONAL VALUE FUND

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                               Held            Value
COMMON STOCKS--96.2%

France--11.3%
Airlines--1.1%                Groupe Air France                                  451,978   $    6,616,134

Consumer--Office
Products--1.1%                Societe BIC SA                                     200,185        6,837,468

Metals & Mining--0.7%         Usinor SA                                          357,040        4,466,613

Multi-Utilities--1.1%         Suez SA                                            237,226        7,181,685

Oil--International--2.8%      TotalFinaElf SA                                    121,444       17,344,651

Pharmaceuticals--2.2%         Aventis SA                                         193,663       13,751,893

Regional Banks--2.3%          BNP Paribas SA                                     156,524       14,006,581

                              Total Common Stocks in France                                    70,205,025


Germany--3.2%
Banks--1.5%                   DePfa Deutsche Pfandbriefbank AG                   169,999        9,634,517

Electric--Utilities--1.7%     E.On AG                                            201,234       10,464,039

                              Total Common Stocks in Germany                                   20,098,556


Hong Kong--6.2%
Electric--Utilities--2.7%     Hongkong Electric Holdings Limited               4,518,000       16,802,216

Publishing--1.1%              South China Morning Post Holdings Ltd.          10,194,000        6,405,648

Real Estate--2.4%             Henderson Land Development Company Limited       3,305,000       15,046,038

                              Total Common Stocks in Hong Kong                                 38,253,902


December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                               Held            Value
COMMON STOCKS (continued)

Ireland--5.6%
Food Manufacturing--1.3%      Greencore Group PLC                              3,017,848   $    7,658,212

Paper--2.1%                   ++Jefferson Smurfit Group PLC                    6,105,501       13,155,938

Regional Banks--2.2%          Allied Irish Banks PLC                           1,202,239       13,809,110

                              Total Common Stocks in Ireland                                   34,623,260


Italy--4.7%
Insurance--1.9%               Assicurazioni Generali                             420,868       11,691,915

Oil & Gas--1.4%               ENI SpA                                            676,732        8,484,075

Telecommunications--1.4%      Telecom Italia SpA                               1,058,416        9,047,171

                              Total Common Stocks in Italy                                     29,223,161


Japan--17.3%
Chemicals/                    Sumitomo Bakelite Company Limited                  668,000        4,082,619
Pharmaceuticals--0.7%

Diversified                   Nippon Telegraph & Telephone Corporation (NTT)       1,754        5,714,619
Telecommunication
Services--0.9%

Electronic Equipment &        Hitachi Ltd.                                     1,669,000       12,225,240
Instruments--2.0%

Household                     Matsushita Electric Industrial Company, Ltd.       874,000       11,223,424
Durables--1.8%

Leisure/Toys--2.2%            Namco Ltd.                                         717,800       13,692,202

Machinery--0.7%               Komatsu Ltd.                                     1,184,000        4,236,960

Office Equipment &            Canon, Inc.                                        481,000       16,552,037
Supplies--2.7%


December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                               Held            Value
COMMON STOCKS (CONTINUED)

Japan (concluded)
Pharmaceuticals--1.8%         Yamanouchi Pharmaceutical Co., Ltd.                432,000   $   11,404,853

Small Loans &                 Promise Co., Ltd.                                   69,700        3,770,586
Finance--4.5%                 Sanyo Shinpan Finance Co., Ltd.                    296,900        7,860,850
                              Takefuji Corporation                               226,300       16,369,022
                                                                                           --------------
                                                                                               28,000,458

                              Total Common Stocks in Japan                                    107,132,412


Netherlands--8.4%
Chemicals/                    Akzo Nobel NV                                      303,725       13,562,402
Pharmaceuticals--2.2%

Commercial Services &         Vedior NV 'A'                                      561,494        6,734,384
Supplies--1.1%

Electronics--1.0%             Koninklijke (Royal) Philips Electronics NV         210,797        6,265,214

Insurance--                   ING Groep NV                                       543,356       13,856,152
Multi-Line--2.2%

Regional Banks--1.9%          ABN AMRO Holding NV                                724,007       11,661,824

                              Total Common Stocks in the Netherlands                           52,079,976


New Zealand--1.8%
Telecommunications--1.8%      Telecom Corporation of New Zealand Limited       5,381,708       11,204,716

                              Total Common Stocks in New Zealand                               11,204,716


December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                               Held            Value
COMMON STOCKS (CONTINUED)

Norway--1.7%
Telecommunications--1.7%      Telenor A/S                                      2,521,992   $   10,853,566

                              Total Common Stocks in Norway                                    10,853,566


Portugal--2.3%
Electric--Utilities--1.7%     Electricidade de Portugal, SA (EDP)              4,849,776       10,536,507

Telecommunications--0.6%      ++Portugal Telecom SA (Registered Shares)          442,519        3,447,666

                              Total Common Stocks in Portugal                                  13,984,173


Singapore--1.4%
Computer Services/            Creative Technology Limited                      1,047,500        8,537,125
Software--1.4%

                              Total Common Stocks in Singapore                                  8,537,125


Spain--4.4%
Oil--Integrated--2.1%         Repsol-YPF, SA                                     889,251       12,969,505

Telecommunications--2.3%      ++Telefonica SA                                  1,051,394       14,070,503

                              Total Common Stocks in Spain                                     27,040,008


Sweden--1.7%
Household Products--1.7%      Electrolux AB 'B'                                  687,438       10,256,161

                              Total Common Stocks in Sweden                                    10,256,161


December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                               Held            Value
COMMON STOCKS (CONTINUED)

Switzerland--4.8%
Building Materials--1.7%      Gerberit International AG (Registered Shares)       47,445   $   10,616,044

Insurance--                   Zurich Financial Services AG                        18,570        4,356,451
Multi-Line--0.7%

Machinery--0.6%               Sulzer AG (Registered Shares)                       23,174        3,559,218

Pharmaceuticals--1.8%         Novartis AG (Registered Shares)                    303,155       10,955,430

                              Total Common Stocks in Switzerland                               29,487,143


United Kingdom--21.4%
Aerospace &                   BAE Systems PLC                                  2,430,734       10,949,151
Defense--1.8%

Airports--1.7%                BAA PLC                                          1,278,264       10,241,422

Building Materials--1.8%      Hanson PLC                                       1,649,796       11,381,276

Diversified                   Smiths Industries PLC                              831,214        8,190,000
Companies--3.2%               Tomkins PLC                                      3,774,303       11,645,416
                                                                                           --------------
                                                                                               19,835,416

Diversified                   BT Group PLC                                     1,612,732        5,938,340
Telecommunication
Services--1.0%


December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                               Held            Value
COMMON STOCKS (concluded)

United Kingdom (concluded)
Electronic Equipment &        Spirent PLC                                      1,984,229   $    4,562,798
Instruments--0.7%

Foods--4.3%                   Unilever PLC                                     1,851,711       15,199,688
                              J Sainsbury PLC                                  2,176,441       11,593,388
                                                                                           --------------
                                                                                               26,793,076

Insurance--                   CGNU PLC                                           840,763       10,339,813
Multi-Line--1.7%

Publishing--1.1%              Reed International PLC                             859,968        7,134,105

Regional Banks--2.9%          Lloyds TSB Group PLC                               621,736        6,750,364
                              Royal Bank of Scotland Group PLC                   467,213       11,369,296
                                                                                           --------------
                                                                                               18,119,660

Security Services--1.2%       Chubb PLC                                        2,996,509        7,501,125

                              Total Common Stocks in the United Kingdom                       132,796,182


                              Total Common Stocks (Cost--$621,370,724)                        595,775,366


December 31, 2001, Mercury HW International Value Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                       In US Dollars
                                                                                Shares
Industry                               Investments                              Held            Value
PREFERRED STOCKS--1.6%

Germany--1.6%
Medical Products &            Fresenius Medical Care AG (Preferred)              217,437   $    9,680,295
Supplies--1.6%

                              Total Preferred Stocks (Cost--$8,643,134)                         9,680,295


                              Total Investments (Cost--$630,013,858)--97.8%                   605,455,661
                              Time Deposits*--2.2%                                             13,790,802
                              Other Assets Less Liabilities--0.0%                                  74,931
                                                                                           --------------
                              Net Assets--100.0%                                           $  619,321,394
                                                                                           ==============

++Non-income producing security.
*Time deposit bears interest at 0.55% and matures on 1/02/2002.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


STATEMENT OF ASSETS AND LIABILITIES


As of December 31, 2001
Assets:
Investments, at value (identified cost--$630,013,858)                                      $  605,455,661
Cash                                                                                                7,844
Foreign cash                                                                                      333,622
Time deposits                                                                                  13,790,802
Receivables:
  Capital shares sold                                                     $    5,864,179
  Dividends                                                                    2,586,888        8,451,067
                                                                          --------------
Prepaid registration fees and other assets                                                        319,413
                                                                                           --------------
Total assets                                                                                  628,358,409
                                                                                           --------------

Liabilities:
Payables:
  Capital shares redeemed                                                      6,871,695
  Investment adviser                                                             394,646
  Distributor                                                                      4,966        7,271,307
                                                                          --------------
Accrued expenses                                                                                1,765,708
                                                                                           --------------
Total liabilities                                                                               9,037,015
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  619,321,394
                                                                                           ==============

Net Assets Consist of:
Paid-in capital                                                                            $  645,431,995
Accumulated investment loss--net                                                             (10,821,150)
Undistributed realized capital gains on investments and foreign
  currency transactions--net                                                                    9,326,969
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                          (24,616,420)
                                                                                           --------------
Net assets                                                                                 $  619,321,394
                                                                                           ==============

Net Asset Value:
Class I--Based on net assets of $600,917,362 and 30,867,883
         shares outstanding++                                                              $        19.47
                                                                                           ==============
Class A--Based on net assets of $15,591,224 and 802,534
         shares outstanding++                                                              $        19.43
                                                                                           ==============
Class B--Based on net assets of $1,628,462 and 83,490
         shares outstanding++                                                              $        19.50
                                                                                           ==============
Class C--Based on net assets of $1,184,346 and 61,056
         shares outstanding++                                                              $        19.40
                                                                                           ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


STATEMENT OF OPERATIONS


For the Six Months Ended December 31, 2001
Investment Income:
Dividends (net of $573,180 foreign withholding tax)                                        $    8,842,749
Interest and discount earned                                                                       70,069
                                                                                           --------------
Total income                                                                                    8,912,818
                                                                                           --------------

Expenses:
Investment advisory fees                                                  $    2,934,573
Transfer agent fees--Class I                                                     823,181
Custodian fees                                                                   276,052
Accounting services                                                              165,118
Printing and shareholder reports                                                 157,456
Registration fees                                                                 95,872
Professional fees                                                                 65,629
Trustees' fees and expenses                                                       38,437
Account maintenance fees--Class A                                                 29,883
Transfer agent fees--Class A                                                      25,830
Account maintenance and distribution fees--Class B                                 6,659
Pricing fees                                                                       6,583
Account maintenance and distribution fees--Class C                                 1,505
Transfer agent fees--Class B                                                       1,466
Transfer agent fees--Class C                                                       1,169
Other                                                                             30,102
                                                                          --------------
Total expenses                                                                                  4,659,515
                                                                                           --------------
Investment income--net                                                                          4,253,303
                                                                                           --------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized gain (loss) from:
  Investments--net                                                            14,645,454
  Foreign currency transactions--net                                           (272,504)       14,372,950
                                                                          --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                          (87,408,244)
  Foreign currency transactions--net                                             153,615     (87,254,629)
                                                                          --------------   --------------
Net Decrease in Net Assets Resulting from Operations                                       $ (68,628,376)
                                                                                           ==============

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the Six        For the
                                                                           Months Ended      Year Ended
Increase (Decrease)in Net Assets:                                       December 31, 2001   June 30, 2001
Operations:
Investment income--net                                                    $    4,253,303   $   22,113,949
Realized gain on investments and foreign currency transactions--net           14,372,950       30,151,547
Change in unrealized appreciation/depreciation on investments and
  foreign currency transactions--net                                        (87,254,629)    (144,460,149)
                                                                          --------------   --------------
Net decrease in net assets resulting from operations                        (68,628,376)     (92,194,653)
                                                                          --------------   --------------

Dividends & Distributions to Shareholders:
Investment income--net:
  Class I                                                                   (21,781,579)     (24,062,036)
  Class A                                                                      (556,121)        (304,802)
  Class B                                                                       (54,478)              (3)
  Class C                                                                       (43,476)            (238)
Realized gain on investments--net:
  Class I                                                                   (33,183,961)     (86,367,308)
  Class A                                                                      (924,869)      (1,168,071)
  Class B                                                                       (86,370)             (20)
  Class C                                                                       (68,118)            (903)
                                                                          --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                             (56,698,972)    (111,903,381)
                                                                          --------------   --------------

Capital Share Transactions:
Decrease in net assets derived from net capital share transactions         (334,232,466)    (115,855,880)
                                                                          --------------   --------------

Net Assets:
Total decreasein net assets                                                (459,559,814)    (319,953,914)
Beginning of period                                                        1,078,881,208    1,398,835,122
                                                                          --------------   --------------
End of period*                                                            $  619,321,394   $1,078,881,208
                                                                          ==============   ==============

*Undistributed (accumulated) investment income (loss)--net                $ (10,821,150)   $    7,361,201
                                                                          ==============   ==============

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class I++
                                            For the
                                           Six Months
                                             Ended
Increase (Decrease) in                      Dec. 31,                For the Year Ended June 30,
Net Asset Value:                              2001         2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of period      $    22.97   $    27.33   $    25.73   $    25.33    $    24.17
                                          ----------   ----------   ----------   ----------    ----------
Investment income--net                       .12++++          .48          .43          .59           .59
Realized and unrealized gain (loss)
 on investmentsand foreign
 currency transactions--net                   (1.69)       (2.53)         3.43          .40          1.23
                                          ----------   ----------   ----------   ----------    ----------
Total from investment operations              (1.57)       (2.05)         3.86          .99          1.82
                                          ----------   ----------   ----------   ----------    ----------
Less dividends and distributions:
 Investment income--net                        (.76)        (.50)        (.76)        (.25)         (.66)
 Realized gain on investments--net            (1.17)       (1.81)       (1.50)        (.34)            --
                                          ----------   ----------   ----------   ----------    ----------
Total dividends and distributions             (1.93)       (2.31)       (2.26)        (.59)         (.66)
                                          ----------   ----------   ----------   ----------    ----------
Net asset value, end of period            $    19.47   $    22.97   $    27.33   $    25.73    $    25.33
                                          ==========   ==========   ==========   ==========    ==========

Total Investment Return:**
Based on net asset value per share        (6.70%)+++      (7.79%)       15.60%        4.22%         7.77%
                                          ==========   ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                      1.18%*        1.06%        1.06%         .95%          .89%
                                          ==========   ==========   ==========   ==========    ==========
Investment income--net                        1.10%*        1.78%        1.62%        1.98%         2.32%
                                          ==========   ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of period
 (in thousands)                           $  600,917   $1,024,993   $1,393,910   $1,378,900    $1,476,810
                                          ==========   ==========   ==========   ==========    ==========
Portfolio turnover                               18%          26%          50%          41%           20%
                                          ==========   ==========   ==========   ==========    ==========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's investment adviser paid annual operating expenses in excess of 1.0% of the Fund's Class I net assets until 3/01/1999, when it stopped capping. Without such expense cap, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                            Class A++++
                                                                                               For the
                                                         For the                                Period
                                                        Six Months          For the            June 2,
                                                          Ended            Year Ended           1999++
                                                         Dec. 31,           June 30,         to June 30,
Increase (Decrease) in Net Asset Value:                    2001          2001         2000       1999
Per Share Operating Performance:
Net asset value, beginning of period                    $   22.89    $   27.27    $   25.72     $   25.20
                                                        ---------    ---------    ---------     ---------
Investment income--net                                  .08++++++          .31          .39           .05
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net                   (1.67)       (2.41)         3.41           .47
                                                        ---------    ---------    ---------     ---------
Total from investment operations                           (1.59)       (2.10)         3.80           .52
                                                        ---------    ---------    ---------     ---------
Less dividends and distributions:
  Investment income--net                                    (.70)        (.47)        (.74)            --
  Realized gain on investments--net                        (1.17)       (1.81)       (1.51)            --
                                                        ---------    ---------    ---------     ---------
Total dividends and distributions                          (1.87)       (2.28)       (2.25)            --
                                                        ---------    ---------    ---------     ---------
Net asset value, end of period                          $   19.43    $   22.89    $   27.27     $   25.72
                                                        =========    =========    =========     =========

Total Investment Return:**
Based on net asset value per share                     (6.84%)+++      (8.00%)       15.36%      2.06%+++
                                                        =========    =========    =========     =========

Ratios to Average Net Assets:
Expenses                                                   1.43%*        1.31%        1.31%        1.30%*
                                                        =========    =========    =========     =========
Investment income--net                                      .82%*        2.05%        1.37%        2.77%*
                                                        =========    =========    =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                $  15,591    $  52,110    $   4,920     $   1,150
                                                        =========    =========    =========     =========
Portfolio turnover                                            18%          26%          50%           41%
                                                        =========    =========    =========     =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.
++++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                      Class B
                                                                            For the Six    For the Period
                                                                            Months Ended   Oct. 6, 2000++
                                                                              Dec. 31,      to June 30,
Increase (Decrease) in Net Asset Value:                                         2001            2001
Per Share Operating Performance:
Net asset value, beginning of period                                          $    23.09       $    25.65
                                                                              ----------       ----------
Investment income (loss)--net                                                  (.02)++++              .39
Realized and unrealized loss on investments and foreign currency
  transactions--net                                                               (1.66)            (.82)
                                                                              ----------       ----------
Total from investment operations                                                  (1.68)            (.43)
                                                                              ----------       ----------
Less dividends and distributions:
  Investment income--net                                                           (.74)            (.32)
  Realized gain on investments--net                                               (1.17)           (1.81)
                                                                              ----------       ----------
Total dividends and distributions                                                 (1.91)           (2.13)
                                                                              ----------       ----------
Net asset value, end of period                                                $    19.50       $    23.09
                                                                              ==========       ==========

Total Investment Return:**
Based on net asset value per share                                            (7.19%)+++       (2.01%)+++
                                                                              ==========       ==========

Ratios to Average Net Assets:
Expenses                                                                          2.20%*           2.18%*
                                                                              ==========       ==========
Investment income (loss)--net                                                    (.21%)*           1.49%*
                                                                              ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                                      $    1,629       $    1,016
                                                                              ==========       ==========
Portfolio turnover                                                                   18%              26%
                                                                              ==========       ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                      Class C
                                                                            For the Six    For the Period
                                                                            Months Ended   Oct. 6, 2000++
                                                                              Dec. 31,      to June 30,
Increase (Decrease) in Net Asset Value:                                         2001            2001
Per Share Operating Performance:
Net asset value, beginning of period                                          $    22.91       $    25.65
                                                                              ----------       ----------
Investment income--net                                                           .06++++              .60
Realized and unrealized loss on investments and foreign currency
  transactions--net                                                               (1.66)           (1.05)
                                                                              ----------       ----------
Total from investment operations                                                  (1.60)            (.45)
                                                                              ----------       ----------
Less dividends and distributions:
  Investment income--net                                                           (.74)            (.48)
  Realized gain on investments--net                                               (1.17)           (1.81)
                                                                              ----------       ----------
Total dividends and distributions                                                 (1.91)           (2.29)
                                                                              ----------       ----------
Net asset value, end of period                                                $    19.40       $    22.91
                                                                              ==========       ==========

Total Investment Return:**
Based on net asset value per share                                            (6.86%)+++       (2.11%)+++
                                                                              ==========       ==========

Ratios to Average Net Assets:
Expenses                                                                          1.47%*           1.70%*
                                                                              ==========       ==========
Investment income--net                                                             .55%*           1.76%*
                                                                              ==========       ==========

Supplemental Data:
Net assets, end of period (in thousands)                                      $    1,184       $      762
                                                                              ==========       ==========
Portfolio turnover                                                                   18%              26%
                                                                              ==========       ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury HW International Value Fund (the "Fund") is a fund of Mercury HW Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis.



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.

Mercury Advisors has entered into subadvisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                               Account          Distribution
                           Maintenance Fee          Fee

Class A                          .25%                --
Class B                          .25%               .75%
Class C                          .25%               .75%



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective April 24, 2001, the Trust did not accrue Class C distribution fees.

For the six months ended December 31, 2001, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                            FAMD             MLPF&S

Class I                   $   422            $   235
Class A                   $ 2,304            $ 2,890


For the six months ended December 31, 2001, MLPF&S received contingent deferred sales charges of $474,331 and $23,299 relating to transactions in Class B and Class C shares, respectively.

In addition, MLPF&S received $63,905 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2001, the Fund reimbursed
Mercury Advisors, $16,042 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2001 were $138,867,721 and $508,928,788, respectively.

Net realized gains (losses) for the six months ended December 31, 2001 and net unrealized losses as of December 31, 2001 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Losses

Long-term investments             $   14,645,376     $ (24,558,197)
Short-term investments                        78                 --
Foreign currency transactions          (272,504)           (58,223)
                                  --------------     --------------
Total                             $   14,372,950     $ (24,616,420)
                                  ==============     ==============


As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $24,558,197, of which $55,994,013 related to appreciated securities and $80,552,210 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $630,013,858.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $334,232,466 and $115,855,880 for the six months ended December 31, 2001 and for the year ended June 30, 2001, respectively.


Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                           12,534,151    $   262,096,252
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,801,852         53,683,496
                                  --------------    ---------------
Total issued                          15,336,003        315,779,748
Shares redeemed                     (29,090,358)      (617,812,571)
                                  --------------    ---------------
Net decrease                        (13,754,355)    $ (302,032,823)
                                  ==============    ===============



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class I Shares for the Year
Ended June 30, 2001++                   Shares       Dollar Amount

Shares sold                           98,717,660    $ 2,482,955,376
Shares issued to shareholders
in reinvestment of dividends
and distributions                      4,533,334        107,893,353
                                  --------------    ---------------
Total issued                         103,250,994      2,590,848,729
Shares redeemed                    (109,639,677)    (2,757,617,031)
                                  --------------    ---------------
Net decrease                         (6,388,683)    $ (166,768,302)
                                  ==============    ===============

++Prior to October 6, 2000, Class I Shares were designated as
Investor Class Shares.



Class A Shares for the Six Months
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                            5,651,845    $   119,412,309
Shares issued to shareholders
in reinvestment of dividends
and distributions                         76,320          1,460,003
                                  --------------    ---------------
Total issued                           5,728,165        120,872,312
Shares redeemed                      (7,202,313)      (154,496,722)
                                  --------------    ---------------
Net decrease                         (1,474,148)    $  (33,624,410)
                                  ==============    ===============



Class A Shares for the Year
Ended June 30, 2001++                   Shares       Dollar Amount

Shares sold                            8,386,164    $   197,530,198
Shares issued to shareholders
in reinvestment of dividends
and distributions                         62,015          1,472,865
                                  --------------    ---------------
Total issued                           8,448,179        199,003,063
Shares redeemed                      (6,352,020)      (149,910,784)
                                  --------------    ---------------
Net increase                           2,096,159    $    49,092,279
                                  ==============    ===============

++Prior to October 6, 2000, Class A Shares were designated as
Distributor Class Shares.



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Class B Shares for the Six Months
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                               44,299    $       930,143
Shares issued to shareholders
in reinvestment of dividends
and distributions                          6,515            125,151
                                  --------------    ---------------
Total issued                              50,814          1,055,294
Shares redeemed                         (11,308)          (224,211)
                                  --------------    ---------------
Net increase                              39,506    $       831,083
                                  ==============    ===============



Class B Shares for the Period
October 6, 2000++ to June 30, 2001      Shares       Dollar Amount

Shares sold                               46,815    $     1,113,790
Shares issued to shareholders
in reinvestment of dividends
and distributions                              1                 34
                                  --------------    ---------------
Total issued                              46,816          1,113,824
Shares redeemed                          (2,832)           (69,460)
                                  --------------    ---------------
Net increase                              43,984    $     1,044,364
                                  ==============    ===============

++Commencement of operations.



Class C Shares for the Six Months
Ended December 31, 2001                 Shares       Dollar Amount

Shares sold                               30,563    $       650,207
Shares issued to shareholders
in reinvestment of dividends
and distributions                          5,135             98,078
                                  --------------    ---------------
Total issued                              35,698            748,285
Shares redeemed                          (7,924)          (154,601)
                                  --------------    ---------------
Net increase                              27,774    $       593,684
                                  ==============    ===============



December 31, 2001, Mercury HW International Value Fund



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class C Shares for the Period
October 6, 2000++ to June 30, 2001      Shares       Dollar Amount

Shares sold                               33,825    $       788,220
Shares issued to shareholders
in reinvestment of dividends
and distributions                             47              1,125
                                  --------------    ---------------
Total issued                              33,872            789,345
Shares redeemed                            (590)           (13,566)
                                  --------------    ---------------
Net increase                              33,282    $       775,779
                                  ==============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended December 31, 2001.


6. Commitments:
At December 31, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with an approximate value of $334,000.



December 31, 2001, Mercury HW International Value Fund



OFFICERS AND TRUSTEES


Robert L. Burch III, Trustee
Joe Grills, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Terry K. Glenn, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



December 31, 2001, Mercury HW International Value Fund